EXHIBIT 10.11
FORM OF RELEASE OF NPI

RELEASE AND REASSIGNMENT OF
NET PROFITS INTEREST

          WHEREAS, in that certain Assignment (the "Assignment") dated effective February 1, 2005, of record in (i) Volume 853, Page 244 of the Official Public Records of Maverick County, Texas, (ii) Volume 308, Page 801 of the Official Records of Dimmitt County, Texas, and (iii) Volume 89, Page 611 of the Oil and Gas Records of Zavala County, Texas from Arrow River Energy, L.P., a Texas limited partnership ("Arrow River"), to The Exploration Company Of Delaware, Inc., a Delaware corporation ("TXCO"), Arrow River reserved unto itself a Net Profits Interest. The Assignment is incorporated herein by reference for all purposes and initially capitalized terms which are used without being defined herein shall have the meanings assigned to such terms in the Assignment.

WHEREAS, the monetary equivalent of the Net Profits Interest has been fully paid and satisfied, and Arrow River, the current holder of the Net Profits Interest, desires to completely release it.

          NOW, THEREFORE, for and in consideration of the full payment and satisfaction of the Net Profits Interest, Arrow River hereby RELEASES, DISCHARGES, REASSIGNS and DELIVERS to TXCO all of Arrow River's right, title and interest in and to the Net Profit Interest.

Executed by the parties hereto effective as of September 30, 2005.

ARROW RIVER ENERGY, L.P.,

By: ___/s/ R. Carter Overton_________
R. Carter Overton III, President

THE EXPLORATION COMPANY OF DELAWARE, INC.,

By: ____/s/ James E. Sigmon_________
James E. Sigmon

Acknowledgments

STATE OF TEXAS )
)ss.
COUNTY OF BEXAR )

          The foregoing instrument was acknowledged before me on this 30th day of September, 2005, by R. Carter Overton III, President of Arrow River Energy, L.P., a Texas limited partnership, on behalf of said partnership.

_/s/ Marshall E. Lochausen____
Notary Public - State of Texas

_Marshall E. Lochausen _____
(Name - Typed or Printed)

_March 23, 2008____________
(My Commission Expires)

STATE OF TEXAS )
)ss.
COUNTY OF BEXAR )

          The foregoing instrument was acknowledged before me on this 30th day of September, 2005, by James E. Sigmon, President of The Exploration Company of Delaware, Inc., a Delaware corporation, on behalf of said corporation.

_/s/ Marshall E. Lochausen____
Notary Public - State of Texas

_Marshall E. Lochausen _____
(Name - Typed or Printed)

_March 23, 2008____________
(My Commission Expires)